UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 23, 2007

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On October 23, 2007 and effective as of that date, BB&T's Board of Directors approved an amendment to Article VII, Section 1(a) of BB&T Corporation's Bylaws. A copy of the Bylaws as amended is filed as Exhibit 3(ii) and incorporated herein by reference. The purpose of the amendment is to allow BB&T to participate in the Direct Registration System ("DRS") for publicly traded securities operated by The Depository Trust Company. All companies listed on the New York Stock Exchange ("NYSE") are required to be DRS eligible by January 1, 2008 per NYSE rule.

ITEM 9.01   Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

3(ii)	Bylaws of BB&T Corporation, as amended effective October 23, 2007.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Executive Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       October 25, 2007